UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2026

Date of Report (Date of Earliest Event Reported)

Lendway, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220,
Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2026, Lendway, Inc., a Delaware corporation (the “Company”), changed its name to Bloomia Holdings, Inc. by filing an amendment to its Certificate of Incorporation (the “Name Change Amendment”) with the Secretary of State of the State of Delaware (the “Name Change”). The Name Change and the Name Change Amendment became effective on January 28, 2026.

The Board of Directors of the Company (the “Board”) approved the Name Change and the Name Change Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”). Pursuant to Section 242 of the DGCL, Company stockholder approval was not required to complete the Name Change or to approve or effect the Name Change Amendment. The Name Change does not affect the rights of the Company’s stockholders. In connection with the Name Change, the Company updated its Bylaws to reflect the Name Change (the “Updated Bylaws”). The Updated Bylaws effect no other changes to the Company’s Bylaws.

As a result of the Name Change, effective February 2, 2026, the Company’s common stock, par value $0.01 per share, will cease trading on the Nasdaq Capital Market under the name Lendway, Inc. and under the ticker symbol “LDWY” and will begin trading on the Nasdaq Capital Market under the name Bloomia Holdings, Inc. and under new ticker symbol “TULP”. The CUSIP of the Common Stock will not change in connection with the Name Change or the ticker symbol change.

Copies of the Name Change Amendment and the Updated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On January 30, 2026, the Company issued a press release to publicly announce the Name Change. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation.

3.2	Bylaws.

99.1	Press Release dated January 30, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Dated: January 30, 2026	By	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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